UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

FS Chiron Capital Allocation Fund

FS Chiron SMid Opportunities Fund

Annual Report	OCTOBER 31, 2022

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

TABLE OF CONTENTS

Management Discussion	2

The Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-9-CHIRON (877-924-4766); and (ii) on the SEC’s website at https://www.sec.gov

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022 (Unaudited)

MANAGEMENT DISCUSSION

2021 was a challenging and narrow year for global investors despite exceptional returns for equity beta. In the U.S., for example, despite the S&P 500 being up 28.7% and more than doubling its return over the last three years, the average stock finished the year below its 2021 high. The Fed’s forecast for growth and inflation wildly missed the mark and led to tremendous uncertainty regarding its policy framework. The market guessed the outcome and went to later cycle positioning (the yield curve flattened, the dollar strengthened and growth stocks outperformed). The market convinced itself in the fourth quarter the Fed would hike the economy off a cliff. At the same time, the COVID variants were running rampant and the world was closing yet again. As the year ended, we saw sectors such as utilities, real estate and staples start to outperform; this bore all the hallmarks of late-cycle behavior.

January 2022 was the worst month for global equities since March 2020, as markets internalized the reality that central banks, especially the Fed, were likely to respond aggressively to resilient inflation. The new year brought an investment environment quite different from that of 2021. The U.S. underperformed much of the world to start the year. Bond yields climbed as implied market expectations for rate hikes increased. U.S. economic data was a mixed bag but remained generally strong. In February, Russia’s invasion of Ukraine introduced significant geopolitical and economic uncertainty. Investors reacted in the second half of February by pouring into safe-haven assets. Equity markets rebounded in March to finish the quarter as investors displayed confidence in corporate fundamentals, despite the ongoing war in Ukraine and an increasingly hawkish Federal Reserve.

The confidence expressed by investors to finish the first quarter was dealt a reality check as the second quarter started with the worst month for equities since March of 2020 as a multitude of headwinds—inflation in the U.S., the war in Europe and COVID in Asia—weighed on growth sentiment. The S&P 500 underperformed global and emerging markets indices and interest rates extended their sharp upward move. The stocks that held up best during this market selloff were backed by solid fundamentals and not trading at premium valuations. After a brief mid-quarter respite in May, equities resumed their decline in June. Recession worries joined inflation as a primary economic concern. The 10-year Treasury rose to a nine-year high in June before declining at quarter end, and The Barclays Aggregate Index had its worst first half of the year since 1980. Europe continued to bear the brunt of the energy crisis.

As we entered the third quarter, equity markets rebounded strongly in July following a tumultuous first half of the year as Fed rate cuts were priced for the beginning of 2023, sending long-term rates lower and supporting growth stocks. Interest rates fell as weakening economic data weighed on the long-dated yields, leading markets to scale back somewhat on Fed rate hike expectations. The market believed the Fed was poised to cut interest rates starting in early 2023, but FOMC (Federal Open Market Committee) members had plainly stated the Fed’s fight against inflation was nowhere

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022 (Unaudited)

near complete. Europe modestly underperformed the U.S. despite a sharply weaker euro. Yields plunged across core Europe despite an energy crisis and the continent entered a recession. In the U.K., Prime Minister Boris Johnson resigned early in the month, setting off a race within the Tory party to replace him.

In July, emerging markets (EM) materially underperformed developed markets. Solid returns in India and South America were overshadowed by the tumult in China’s housing market, which dragged down markets in much of emerging Asia. August was a tale of two halves for equity markets, which extended their rally to begin the month before reversing course as optimism around a monetary policy pivot faded. Interest rates increased sharply across the yield curve as Fed members appeared to have convinced markets that policy would likely need to remain restrictive through next year. FOMC members seemed to have successfully pushed back against the notion of a pivot, and the new restrictive policy for longer narrative created a challenging backdrop for stocks.

Equity markets plunged in September and ended Q3 lower for the third consecutive quarter. The Federal Reserve accelerated their hawkish rhetoric in September, suggesting they would raise their policy rate to near 4.5% by year-end—and hold it there for at least a year. Risk assets predictably buckled, and the concomitant epic ascent of the dollar began threatening global financial stability, notably in the U.K. and emerging markets.

In October, the last month of the Fund’s fiscal year, equity markets rebounded following three consecutive quarterly declines. Markets found reason to rally for the second time in four months as the U.S. economy continued to display resilience in the face of global challenges. This backdrop was both a positive for companies and a challenge for the Federal Reserve attempting to control inflation. Following their fourth consecutive 75 bps rate increase, Fed Chair Powell clarified that while the size of hikes may begin to slow, the FOMC was far from finished tightening policy. Elsewhere, in the U.K., the budget fiasco that rocked financial markets forced Prime Minister Liz Truss to resign after only 44 days in office, giving the U.K. its third Prime Minister in two months. Emerging markets declined mainly due to investors being spooked by the tone following the Chinese Party Congress.

Our running thesis at Chiron has been that the world is pulling itself apart and the nature of the next era—the complexion of the new gameboard—is becoming evident. Bretton Woods II is dying before our eyes. Many of the paradigms that have created the great bull run from 2009–2022 are under pressure and the world is unlikely to revert to its pre-COVID globalized form. With China’s pivot under Xi Jinping, it has become evident now to the West that President Xi is not a reformer and is, in his own words, the true successor to Chairman Mao Zedong. The world is likely to become much more fragmented and regionalized, an observation that will affect every portfolio regardless of direct country exposure.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022 (Unaudited)

The companies’ margins in the S&P 500 that make things like semiconductors and capital goods will be under pressure. As the margins normalize to a less global world, we expect economic booms and busts to be more prevalent as many large-cap global enterprises have to rethink their supply chains and addressable markets. We are incredibly excited about the opportunity set emerging; a more regionalized world with differing economic cycles is precisely what our funds aim to solve for. Getting to the inflection point of the next cycle may be painful and we have little evidence, yet, that we are there. Bear market rallies aside, our work is firmly in Full Growth in Developed Markets and valuation spreads are widening. We think some regions are already revealing themselves as incredibly strategic and attractive given the new world order, but until the market is convinced the inflation beast is slayed, none of this will matter in a U.S. dollar-dominated world.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2022 (Unaudited)

FS Chiron Capital Allocation Fund

How Did the Fund Perform?

As of October 31, 2022, FS Chiron Capital Allocation Fund (Class I USD Accumulating share class) generated a one-year return of -21.23%, underperforming its benchmark return of -18.04% by 319 basis points. The Fund’s benchmark is a blended benchmark, weighted 60% MSCI All Country World Index (MSCI ACWI) and 40% Bloomberg U.S. Aggregate Total Return Index. While we measure the Fund against a blended benchmark, we do not manage to a static benchmark profile. Instead, the Fund’s flexible investment strategy allows us (within the prospectus guidelines) to follow our work worldwide, allocating across asset classes, tilting toward different investing styles, and constructing equity and fixed income portfolios on a security-by-security basis when opportunities arise.

What Factors Influenced Performance?

The Fund entered into the fiscal year with an overweight allocation to equities and an underweight to fixed income relative to its benchmark. After coming into the year with equal weight to U.S. stocks, we added weight in North America to get overweight to the U.S. While the portfolio remained generally balanced geographically, we saw the U.S. as playing a pivotal role in both our barbell strategy’s stable growth and cyclical ends. The portfolio had roughly equal weight in emerging markets, which continued to see discounted valuations versus developed markets. While we saw significant opportunity in emerging markets in the medium term, headwinds in China and COVID concerns made investing in near-term EM stocks challenging. Within our quantitative work, our valuation spreads widened across developed and emerging markets to start the fiscal year, indicating a more significant valuation discount for cyclical and value shares. Our quantitative model used to understand market sentiment by region continued to show Deep Value for most developed markets, while Europe remained in a Value setting. We used the equity market weakness that we experienced to start the Fund’s fiscal year in November 2021 to selectively add names in areas like information technology to the portfolio, pushing the Fund’s net equity exposure up modestly for the month. We continued to manage the funds beta in a disciplined manner and focused on security selection over factor beta.

As we ended 2021, our quantitative model used to understand market sentiment by region still showed Deep Value for emerging and most developed markets, except Europe, which remained in a Value setting. The portfolio was moderately overweight in emerging markets, which continued to hold steeply discounted valuations versus developed markets. After meaningfully underperforming in 2021, we saw starting valuations and possible catalysts, such as the potential for more accommodative policy in China, as provocative in 2022. We were mindful of the outsized influence of interest rates on nearly every asset class; the duration of the Bloomberg U.S.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2022 (Unaudited)

Aggregate Total Return Index rose by a half year in 2021, and by almost a full year since the onset of the pandemic. We ended 2021 with an underweight to fixed income, believing the risks to interest rates to be skewed to the upside. Our bond exposure, roughly one-fifth of the Fund’s overall portfolio, was primarily invested in shorter-duration assets such as Treasury inflation-protected securities (TIPS) and short-term bond futures. The Fund returned 0.97% for the quarter that ended December 31, 2021, underperforming its benchmark by 305 bps.

Throughout the first quarter of 2022, we saw a notable spread widening. While our models favored Value over Growth, the signal most apparent in our quantitative output was a preference for cash flow generation. Those companies without robust cash flows, whether Value or Growth, were highly volatile and we believed they were likely to underperform as the market sought proven fundamentals. The U.S. held stable, as did core Asia. The Fund returned -4.28% for Q1, outperforming its benchmark by 127 bps. Given this backdrop, within the equity book, we favored companies higher in the value chain amid persistent inflation. This included overweight positions in industrials, materials and energy. On the consumer side, we were focused on firms with pricing power and avoided those without, especially in the consumer staples sector. We evolved portfolio composition toward lower overall beta and larger weights in high-conviction names. We reduced holdings in long-term U.S. Treasuries and increased allocations to lower-duration assets such as TIPS, short-term bonds and credit. The fixed income exposure fell slightly to finish the quarter.

Valuation discounts of cyclicals versus the rest of the market widened significantly to the end of the second quarter, as markets priced increased odds of a recession. The Fund returned -12.75% for the quarter that ended June 31, 2022, underperforming its benchmark by 139 bps. The global discount expanded to its widest level since November 2020, suggesting a potential opportunity in cyclicals. Still, it was too early to consider adding significant risk, and our quantitative work broadly continued to favor stocks with strong cash flow metrics and reasonable valuations. Our view was that the market would likely continue careening between inflation risk and growth risk during the second half of the year until the economic data told a more explicit story. We decreased the Fund’s net equity exposure during June, a move comprised of a decline in core long equity exposure and an increase in our hedging position. Given market volatility, we continued to be highly tactical in our asset class-level positioning. We increased our allocation to emerging market stocks to its highest level since the fall of 2020. Most of the uptick in exposure can be attributed to the Fund’s China exposure. Every sector in the MSCI ACWI Index declined during a challenging June for equity markets, and similarly, no sector added to fund performance. A bright spot was emerging markets where stocks in China were among the only ones to post positive returns to end the quarter, and the Fund’s overweight to the country added to Fund performance.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2022 (Unaudited)

Equity markets plunged in September and ended Q3 lower for the third consecutive quarter. The Fund returned -7.50% in the third quarter of 2022, underperforming our benchmark by 156bps. Following two years of primarily Deep Value readings, our quantitative work started to move between Neutral and Growth, guiding to a lower level of portfolio risk. September’s sharp decline in equities drove valuation discounts of the cheapest stocks to their widest in over a year across developed and emerging markets. These spreads were beginning to reach historically provocative levels in some regions, though the macro picture was still challenged for catalysts. Above all, our work stressed the importance of stability, cash flow generation and valuation in a world of tighter financial conditions. The Fed accelerated its hawkish rhetoric in September. Risk assets predictably buckled, and the concomitant epic ascent of the dollar began threatening global financial stability, notably in the U.K. and emerging markets.

We reduced the Fund’s net equity exposure to about 50%, the lowest weighting since mid-2020, driven by our rotation out of tech names—especially in China—as well as cyclicals like financials and industrials. The equity portfolio continued to be overweight defensives and the quality factor, specifically in health care and consumer staples. We boosted our fixed income exposure, though we remained cautious on duration, given elevated rate volatility. T-bills represent a material allocation, along with long-term Treasuries and investment-grade credit holdings. While the starting points were interesting, we still believed the potential reward offered via an implicit wager that a key macro catalyst—be it a Fed pivot, a war resolution or an improvement in China—would come to pass was not enough for the risk taken. Therefore, we retained a defensive posture.

We added to our net equity exposure in October, bringing it to roughly 60%, as the Fund returned 3.93% for the month compared to 3.10% for the benchmark. Investments in the consumer discretionary sector were the top contributor to return, mainly due to security selection. Holdings in the gaming and leisure industries, in particular, outperformed during the market rebound. The Fund’s holdings in the technology sector added to return but trailed the benchmark’s performance. Holdings in emerging markets were the most significant laggards amid a selloff in China and disappointing earnings guidance in the semiconductor industry.

With sentiment highly negative entering the month and markets heading into a generally positive Q4 seasonality environment, we wanted to ensure we are in a position to participate in a tactical rebound. Following two years of primarily Deep Value readings, our quantitative work moved further toward the Growth end of the spectrum in October, guiding to a lower level of portfolio risk. Still, our focus remained on controlling risk and, therefore, the portfolio’s exposures were positioned toward defensives. Fixed income comprised around 40% of the portfolio. We added a material allocation of Agency MBS, a market that has seen spreads widen to levels

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2022 (Unaudited)

we see as attractive. Cheap stocks outperformed in October amid the market rally narrowed valuation spreads somewhat, though they remain wide, especially in Europe and Asia. Although rates continued to drive daily market swings, the more prominent question mark for equities was the fundamentals. With most of the S&P 500 market cap reporting Q3 earnings, results were broadly in line with lowered expectations.

We finished the fiscal year with the view that clearer signs were emerging we were entering a new era. China’s quinquennial Party Congress further demonstrated the powerful forces pushing against the globalized economic order. Xi Jinping used the event to consolidate power and elevate the importance of security and self-sufficiency over openness and economic growth. The U.S. has also made sweeping moves, recently restricting the export of advanced semiconductor equipment and expertise. This action will have cascading impacts across supply chains, unlocking new opportunities across the global investment landscape.

Portfolio Positioning

The Fund entered the fiscal year with an overweight to equities and underweight to fixed income relative to our benchmark. As of October 31, 2021, our net equity and net fixed-income allocations were 70% and 23.1%, respectively, with precious metals-related investments representing 1.9% of total net assets. Our quantitative work at the start of the fiscal year reflected Value to Neutral readings across Developed Markets and Deep Value in Emerging Markets. We saw tremendous opportunities in places where the world was the most disrupted and skeptical, China and Asia in general. Emerging markets looked to be the most provocative behavioral opportunity.

As we ended the calendar year 2021, our quantitative model used to understand market sentiment by region still showed Deep Value for emerging markets and most developed markets, with the exception being Europe, which was stuck in a Value setting. Our equity weight remained above the benchmark at 74.9%, with an underweight to fixed income at 20.4% and precious metals still low at 1.9%. Our equity weight hit a high for the year at 74.9% in January and fixed income hit a low of 16.4%, in May 2022. We had no allocation to precious metals in January 2022, and hit a high for the fiscal year of 7.1% in June 2022.

Our equity weight moved in the 50%–75% range for the fiscal year but gradually grew more defensive in posture in the summer months of 2022, as our quantitative work quickly shifted toward a more neutral setting following roughly two years of Deep Value readings. We remained underweight fixed income until July, when our fixed income weight grew to 44.8%, as we increased the portfolio’s duration during the month by adding to the Funds long-term Treasury holdings. The portfolio finished the year into October at benchmark weight with a focus on controlling risk, and the portfolio’s exposures leaned toward a defensive stance.

Fund exposures evolved to meet changing market dynamics from the beginning of the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2022 (Unaudited)

fiscal year on October 31, 2021, through October 31, 2022. On a regional basis, the Fund’s allocation to North American equities increased from 52.4% to 61.6%, as we became more defensive from mid-2022 onward. Europe decreased from 13.6% to 11.4%, and emerging markets exposure decreased from 19.4% to 19%. Our Asian exposure decreased from 7.6% to 1.5%, and our exposure to the U.K. dropped from 7.0% to 6.5%.

On a sector basis, we finished the fiscal year in October 2022 with financials 19.0%, information technology 16.2%, and Healthcare at 14.2.% as the Fund’s largest weightings as a percentage of equity holdings. The Fund’s allocation to Consumer Discretionary represented the most significant year-over-year decline, decreasing from 21% to 13.6% as a percentage of equity holdings, while financials represented the largest increase year over year from 10.9% to 19.0%.

The Fund’s net fixed income allocation increased from 23.1% to 26.1%, while our net equity allocation decreased from 70% to 64.4%.

The Fund used derivatives for defensive hedging in both equities and fixed income and to get long fixed income exposure throughout the fiscal year, we entered the year with a 9.5% equity index hedge and a 3.7% fixed income hedge. Both were designed to provide downside protection. The fixed income hedge was put on in the belief that High Yield spreads would widen. The position started to tick up toward the end of the fiscal year, finishing off the year at 11.3% position.

The equity hedge was a combination of broad index hedging and at times our Dispute hedge. In Dispute, we are creating a custom basket of companies with characteristics we believe will lead to failure. To be clear, we are not shorting individual companies, but rather characteristics from which we create a custom basket of companies. We employed Dispute when there was an edge to being specific on when the market was penalizing individual characteristics over times when the downside was broader in nature. Hedging was below 10% on a monthly basis throughout the fiscal year with the exception of April 2022, when it reached just over 12.3% and we finished the fiscal year with equity index hedge just under 3%.

We used futures in fixed income to take positions in both domestic and international sovereign debt throughout the year, with an uptick in usage in July 2022, when our fixed income position increased from 17.8% in June to 44.8% in July 2022. We also utilized Silver, Platinum, and Palladium and Gold futures in our precious metals allocation throughout the year.

Ryan Caldwell

CIO, Co-Founder

Chiron Investment Management, LLC

The FS Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2022 (Unaudited)

Investing involves risk, including possible loss of principal. Bonds and bond funds will decrease in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. In addition to the normal risks associated with investing, international investments may involve risk or capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to these factors as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Chiron Investment Management, LLC is a registered investment adviser.

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

Not a Deposit	Not FDIC Insured	May Lose Value	No Bank Guarantee	Not Insured By Any Federal Government Agency

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2022 (Unaudited)

FS Chiron SMid Opportunities Fund

Fund Performance

FS Chiron SMid Opportunities Fund (fund or portfolio) returned -26.86% during its fiscal year ended October 31, 2022, underperforming its benchmark (MSCI ACWI SMID Cap Index) by 461 basis points. The MSCI ACWI Index returned -19.96% compared to -22.25% for the MSCI ACWI SMID Cap Index, while the Russell 2000 Growth Index declined -26.04% and the Russell 2000 Value Index returned -10.76%. Global small-mid cap stocks underperformed large cap stocks and meaningfully underperformed value stocks while outperforming growth stocks.

Portfolio Positioning

As we entered our fiscal year 2021 within our quantitative work, our valuation spreads widened across developed and emerging markets during November 2021, indicating a more significant valuation discount for cyclical and value shares. Our quantitative model used to understand market sentiment by region continued to show Deep Value for most developed markets, while Europe remained in a Value setting. The portfolio had roughly equal weight in emerging markets, which continued to see discounted valuations versus developed markets. While we saw significant opportunity in emerging markets in the medium term, headwinds in China and COVID concerns made investing near-term in emerging markets (EM) stocks challenging.

After tilting toward value companies in the first half of 2021, we adjusted the portfolio toward a more even split between value and growth to finish our fiscal year. We added weight to investments with secular performance drivers, consistent with the mid-cycle readings of our quantitative research. The fund continued to hold a modest overweight to tech and cyclicals and an underweight to defensives sector exposure largely mirroring that of the benchmark. We also further reduced the fund’s beta to be in line with the benchmark. Given the rate and factor volatility in the market, we emphasized neutrality in our portfolio; with that said, we believed the yield curve flattening to be potentially overdone and saw higher rates as a possible catalyst for SMIDs.

The fund entered 2022 with a sector overweight in tech and cyclicals, while we remained underweight defensive sectors. While the fund had a slight overweight to U.S. stocks compared to its benchmark, we stood prepared to adjust portfolio allocations to reflect our view of a more global investment environment. We positioned the fund to benefit from higher real rates in 2022. After two years in which those parts of the market most correlated with bonds had outperformed, the starting point for value stocks appeared compelling as central banks sought to remove monetary stimulus.

At the start of 2022, the portfolio was moderately overweight in emerging markets.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2022 (Unaudited)

They had steeply discounted valuations versus developed markets. After meaningfully underperforming in 2021, we saw compelling starting valuations and possible catalysts, such as the potential for more accommodative policy in China for 2022. Within our quantitative work, our valuation spreads tightened across most developed and emerging markets to the end of 2021, as evidenced by the outperformance of cheaper stocks during the month. Our quantitative model used to understand market sentiment by region still showed Deep Value for emerging and most developed markets, except Europe, which remained in a Value setting.

By the end of Q1 2022, SMID stock valuations across the globe declined materially relative to large caps. In the U.S., the relative valuation of the Russell 2000 Index versus the S&P 500 Index sat at its lowest level since the dot-com bubble. Globally, the price-to-earnings (P/E) ratio for the MSCI ACWI SMID Cap Index fell below the MSCI ACWI Index P/E ratio for the first time since the Global Financial Crisis. Value stocks appeared attractive in our quantitative work, and valuations for cheap stocks remained discounted relative to history in most areas of the world. While our models favored Value over Growth, the signal most apparent in our quantitative output was a preference for cash flow generation. Those companies without robust cash flows—whether Value or Growth—were highly volatile, and we believed they would continue to underperform as the market sought proven fundamentals.

The fund remained overweight to industrials and energy, and we also increased exposures to real estate and utilities nearer to benchmark levels in March. This positioning reflected our view that while the economy remained strong, risks—specifically to the consumer—increased in the first quarter. We favored companies higher in the value chain amid persistent inflation within the portfolio. This positioning was visible in the fund’s energy and industrials overweights, but also in the technology sector, where we focused on hardware, semiconductors and underweight software. Our approach to managing the portfolio was highly tactical as we adhered to our quantitative models to track market sentiment. We focused on setting entry and exit levels as price trends played out remarkably quickly.

We decreased our weighting to U.S. stocks in June and ended the second quarter significantly underweight the benchmark. Given a weakening consumer and challenged tech valuations, we saw more attractive opportunities outside the U.S., especially in Asia and emerging markets. As such, the fund’s exposure to emerging markets increased to roughly 25% in June, significantly higher than the benchmark. While the portfolio was overweight Chinese equities, we remained cautious and highly aware of regional risks, given an improving risk-reward outlook. Value stocks continued to appear attractive across the world according to our models. Valuation discounts of cyclical stocks versus the rest of the market widened significantly in June as markets priced increased odds of a recession. Our focus within the portfolio was on managing risk and preserving capital amid a highly uncertain environment;

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2022 (Unaudited)

however, once sentiment turned—something that is particularly challenging to time—we believed SMID stocks were likely to lead the market off the bottom. Asset valuations increasingly reflect investors’ thoughts that inflation and the Fed’s response would create a broader economic slowdown, evidenced by falling cyclical stocks and outperformance of duration. The shift introduced a more familiar risk-off environment of defensive equity leadership and outperformance of duration.

The third quarter ended with September’s sharp decline in equities, which drove valuation discounts of the cheapest stocks to their widest in over a year across developed and emerging markets. These spreads were beginning to reach historically provocative levels in some regions, though the macro picture was still challenged for catalysts. Above all, our work stressed the importance of stability, cash flow generation and valuation in a world of tighter financial conditions. The Fed accelerated their hawkish rhetoric in September, suggesting they would raise their policy rate to near 4.5% by year-end—and hold it there for at least a year. Risk assets predictably buckled, and the concomitant epic ascent of the dollar began threatening global financial stability, notably in the U.K. and emerging markets. Given the backdrop, we further reduced our consumer discretionary holdings in September, and the sector became our largest underweight. Within the U.S., where inflation and volatile interest rates were weighing on spending, our consumer exposure was almost exclusively in more resilient consumer staples’ names. We added to the portfolio’s U.S. exposure, and the portfolio was materially overweight versus the benchmark. Technology and health care comprised a large portion of our U.S. allocation as our quantitative indicators quickly moved to favor growth over value.

Following two years of primarily Deep Value readings, our quantitative work moved further toward the Growth end of the spectrum in October, guiding to a lower level of portfolio risk. Above all, our work stressed the importance of stability, cash flow generation and valuation in a world of tighter financial conditions. Cheap stocks outperformed in October. Amid the market rally, valuation spreads narrowed somewhat, though they remained wide, especially in Europe and Asia. Markets found reason to rally for the second time in four months, as the breaks between Consumer Price Index (CPI) reports allowed investors to form a more benign view on inflation and the Fed. The implied terminal Fed funds rate declined over the second half of the month, paving the way for a robust risk rebound.

Our portfolio sector exposures were balanced relative to our benchmark to end our fiscal year, reflecting changes made during October. We added to the fund’s Japan exposure during the month, bringing the weight close to 10%—the second-largest country allocation in the fund. We reduced our emerging markets allocation and were materially underweight relative to the benchmark. We reduced weight in consumer staples, which had become more expensive amid persistent outperformance in 2022, and added to energy, financials and industrials. Tech remained the largest portfolio

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2022 (Unaudited)

underweight, as we continued to see headwinds from higher rates and disappointing earnings results.

During our fiscal year beginning October 31, 2021, through October 31, 2022, the fund’s allocation to North American equities increased from 62.1% to 65.7% as a percentage of NAV. Meanwhile, our allocation to Asia decreased from 10.8% to 9.6% and emerging markets declined from 8.3% to 4.2%. The fund’s allocation to European equities went from 13.3% to 10.1%, while our exposure to the U.K. decreased from 6% to 5% during the fiscal year.

On a sector basis, the fund’s largest weightings as a percentage of NAV were in industrials (17.2%), information technology (13.25%) and financials (13.24%) as of October 31, 2022. The fund’s allocation to information technology represented the most significant year-over-year decline, decreasing from 16.60% to 13.25% as a percentage of NAV. In comparison, financials represented the largest increase year over year, from 11.70% to 13.24%.

Outlook

The starting point for SMIDs compared to large caps is provocative, especially in the U.S. Despite our short-term defensiveness within equities, there is a multitude of factors lining up in support of SMIDs. The strong dollar favors domestically focused firms, a trait that describes SMIDs much more than large caps. And there is a long history of SMIDs outperforming off-market troughs. The setup for SMIDs in this environment is significantly more attractive than in an average late-cycle environment.

Each month, more evidence emerges supporting the notion that the globalized, efficient world economic order—built on excesses of labor and resources and general geopolitical quiescence—is becoming unglued. Escalations in the Russia-Ukraine war suggest commodity angst is here to stay. The U.S. has ramped up its strategy to limit high-tech exports to China. As the recently signed Inflation Reduction Act in the U.S. suggests, the energy transition and associated opportunity for onshore production capacity remains a priority for policymakers. We believe market implications have only begun to be borne out and the SMID space is uniquely positioned to benefit from these changes due to the breadth of companies it captures. From suppliers of materials for semiconductor fabrication to parts manufacturers for auto companies, to construction equipment suppliers, many crucial positions in today’s stressed supply chains are occupied by small and midsize companies.

Grant Sarris

Portfolio Manager

Chiron Investment Management, LLC

The FS Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2022 (Unaudited)

Investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility and lower trading volume; international investments may involve risk or capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to these factors as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Chiron Investment Management, LLC is a registered investment adviser.

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

Not a Deposit	Not FDIC Insured	May Lose Value	No Bank Guarantee	Not Insured By Any Federal Government Agency

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2022 (Unaudited)

Definition of Comparative Indices

The MSCI ACWI (Net) Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The FTSE World Broad Investment-Grade Bond Index (WorldBIG) is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The inclusion of government, government-sponsored/supranational, collateralized, and corporate debt from a family of fixed income indices makes the WorldBIG a comprehensive representation of the global, investment-grade universe.

The MSCI ACWI (All Country World Index) SMID Cap Index captures mid and small cap representation across 23 Developed Markets and 26 Emerging Markets countries.

The Bloomberg US Aggregate Total Return Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the FS Chiron Capital Allocation Fund, Class I Shares, versus the 60/40 Blend of MSCI ACWI (Net) and Bloomberg U.S. Aggregate Total Return Index

		TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2022
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date†
Class I	-21.23%	4.21%	2.00%	4.55%
Class A(1)‡	-21.46%	N/A	N/A	-16.69%
Class C(2)‡	-22.05%	N/A	N/A	-17.33%
60/40 Blend of MSCI ACWI (Net) and Bloomberg U.S. Aggregate Total Return Index	-18.04%	1.69%	3.22%	4.80%
60/40 Blend of MSCI ACWI (Net) and FTSE WorldBIG	-20.36%	0.46%	2.31%	4.31%
MSCI ACWI (Net)	-19.96%	4.85%	5.24%	7.37%
FTSE WorldBIG	-21.39%	-6.53%	-2.60%	-0.71%
Bloomberg U.S. Aggregate Total Return Index	-15.68%	-3.77%	-0.54%	0.39%

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022 (Unaudited)

(1)	Class A commenced operations on July 16, 2021.

(2)	Class C commenced operations on July 16, 2021.

† The FS Chiron Capital Allocation Fund commenced operations on November 30, 2015.

‡ The graph is based on Class I only. Returns for Class A and Class C are substantially similar to those of the Class I and differ only to the extent that Class A and Class C have higher total annual fund operating expenses than Class I. The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The fee waiver discontinued in 2018. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 16.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2022 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the FS Chiron SMid Opportunities Fund, Class I Shares, versus the MSCI ACWI SMID Cap (Net) Index

		TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2022
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date†
Class I	-26.86%	0.25%	1.85%	2.44%
Class A(1)‡	-26.90%	N/A	N/A	-18.54%
Class C(2)‡	-27.41%	N/A	N/A	-19.11%
MSCI ACWI SMID Cap (Net) Index	-22.25%	3.59%	3.37%	3.58%

(1)	Class A commenced operations on July 16, 2021.

(2)	Class C commenced operations on July 16, 2021.

† The FS Chiron SMid Opportunities Fund commenced operations on October 2, 2017.

‡ The graph is based on Class I only. Returns for Class A and Class C are substantially similar to those of the Class I and differ only to the extent that Class A and Class C have higher total annual fund operating expenses than Class I.

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2022 (Unaudited)

have been lower. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 16.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

ASSET WEIGHTINGS (UNAUDITED)

	% of Net Assets*	Value (000)
Common Stock	56.4%	$463,626
Corporate Obligation	6.3	51,941
Preferred Stock	2.2	18,325
Asset-Backed Security	2.1	17,415
Convertible Bond	1.8	14,685
Exchange Traded Fund	0.5	4,087
Purchased Options	0.1	815
U.S. Treasury Obligation	18.1	148,698

Total Investments	87.5	719,592
Total Other Assets and Liabilities	12.5	103,035

Net Assets	100.0%	$822,627

*Percentages based on Net Assets.
SCHEDULE OF INVESTMENTS (Percentages are based on Net Assets of $822,627 (000))
COMMON STOCK — 56.4%

	Shares	Fair Value (000)
AUSTRALIA — 1.0%
National Australia Bank	392,434	$8,138

FINLAND — 1.2%
Nokia	2,255,937	10,048

GREECE — 2.3%
National Bank of Greece*	2,981,233	10,813
OPAP	640,106	7,844

		18,657

INDIA — 0.5%
HDFC Bank ADR	66,263	4,129

IRELAND — 1.3%
Flutter Entertainment*	77,474	10,288

ITALY — 1.0%
Ferrari	41,190	8,105

PHILIPPINES — 1.1%
Bloomberry Resorts*	73,650,600	8,896

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Fair Value (000)
SWEDEN — 2.5%
Evolution	131,741	$12,326
Swedish Orphan Biovitrum*	450,349	8,292

		20,618

SWITZERLAND — 1.7%
Glencore	2,491,472	14,272

TAIWAN — 0.5%
Hon Hai Precision Industry	1,242,000	3,951

UNITED KINGDOM — 4.4%
AstraZeneca	154,140	18,126
Shell ADR	325,530	18,109

		36,235

UNITED STATES — 38.9%
AGNC Investment	1,027,825	8,449
American International Group	150,475	8,577
Annaly Capital Management	444,810	8,251
Apple	57,619	8,835
Boston Scientific*	263,768	11,371
Broadcom	8,904	4,186
CF Industries Holdings	77,970	8,285
Coterra Energy	302,333	9,411
Cummins	37,091	9,069
Danaher	31,197	7,851
Deere	27,622	10,933
Elevance Health	17,197	9,403
Endeavor Group Holdings, Cl A*	275,919	6,026
Energy Transfer	334,214	4,268
Exxon Mobil	74,692	8,277
Goldman Sachs Group	24,313	8,376
Honeywell International	68,206	13,915
Jabil	168,497	10,826
Johnson & Johnson	61,928	10,774
JPMorgan Chase	51,301	6,458
KLA	27,887	8,825
Lowe’s	30,916	6,027
Mastercard, Cl A	25,477	8,361
McDonald’s	34,722	9,467

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Fair Value (000)
UNITED STATES — (continued)
Meta Platforms, Cl A*	45,980	$4,284
Microsoft	35,113	8,151
Morgan Stanley	126,507	10,395
Nexstar Media Group, Cl A	77,610	13,294
Northrop Grumman	21,443	11,773
Philip Morris International	228,156	20,956
QUALCOMM	99,393	11,695
Redwood Trust	589,114	4,201
T-Mobile US*	125,064	18,955
Wells Fargo	225,361	10,364

		320,289

TOTAL COMMON STOCK (Cost $450,967) (000)		463,626

CORPORATE OBLIGATIONS — 6.3%

	Face Amount (000)
UNITED STATES — 6.3%
Broadcom
4.300%, 11/15/32	$9,600	8,073
Cadence Design Systems
4.375%, 10/15/24	8,970	8,827
Gilead Sciences
2.500%, 09/01/23	9,270	9,067
Jabil
4.250%, 05/15/27	9,360	8,680
Nexstar Media
5.625%, 07/15/27 (A)	9,200	8,689
VMware
3.900%, 08/21/27	9,400	8,605

		51,941

TOTAL CORPORATE OBLIGATIONS (Cost $53,373) (000)		51,941

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

PREFERRED STOCK — 2.2%

	Shares	Fair Value (000)
UNITED STATES — 2.2%
AGNC Investment, 6.125%	351,075	$6,530
AGNC Investment, 7.750%	23,341	485
Annaly Capital Management, 8.667%	238,467	5,745
Ready Capital, 5.750%	181,925	3,975
Two Harbors Investment, 7.250%	87,298	1,590

		18,325

TOTAL PREFERRED STOCK (Cost $17,883) (000)		18,325

ASSET-BACKED SECURITY — 2.1%

	Face Amount (000)
UNITED STATES — 2.1%
Jonah Energy, Ser 2022-1, Cl A1
7.200%, 12/10/37 (A)	$17,700	17,415

TOTAL ASSET-BACKED SECURITIES (Cost $17,457) (000)		17,415

CONVERTIBLE BONDS — 1.8%

IRELAND — 0.5%
Jazz Investments I
1.500%, 08/15/24	4,281	4,094

UNITED STATES — 1.3%
Booking Holdings
0.750%, 05/01/25	3,137	4,058
Enphase Energy
0.00%, 03/01/26(B)	3,659	4,484
Palo Alto Networks
0.750%, 07/01/23	1,058	2,049

		10,591

TOTAL CONVERTIBLE BONDS (Cost $14,332) (000)		14,685

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

EXCHANGE TRADED FUND — 0.5%
	Shares	Fair Value (000)
UNITED STATES — 0.5% iShares MSCI India ETF	96,839	$4,087

TOTAL EXCHANGE TRADED FUND (Cost $4,066) (000)		4,087

PURCHASED OPTIONS — 0.1%

	Contracts
PURCHASED OPTIONS

Total Purchased Options (Cost $999) (000)	57,000,000	$815

U.S. TREASURY OBLIGATION — 18.1%

	Face Amount (000)

U.S. Treasury Bill 3.936%, 01/19/23(B)	$150,000	148,698

TOTAL U.S. TREASURY OBLIGATION (Cost $148,716) (000)		148,698

TOTAL INVESTMENTS — 87.5%
(Cost $707,793) (000)		$719,592

WRITTEN OPTIONS — 0.0%

	Contracts
WRITTEN OPTIONS

Total Written Options
(Premiums Received $276) (000)	(38,000,000)	$(200)

*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” On October 31, 2022, the value of these securities amounted $26,104 (000) and represented 3.2% of net assets.

(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

PURCHASED OPTIONS — 0.1%

	Contracts	Notional Amount (000)	Strike Price	Expiration Date	Fair Value (000)
CALL OPTIONS

UNITED STATES — 0.1%
EUR Call USD Put	19,000,000	$314	$1.05	04/22/23	$206
GBP Call USD Put	19,000,000	469	1.20	04/22/23	371
USD Call CNH Put	19,000,000	215	7.50	04/22/23	238

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

PURCHASED OPTIONS — continued

	Contracts	Notional Amount (000)	Strike Price	Expiration Date	Fair Value (000)
Total Purchased Options					$815

WRITTEN OPTIONS — 0.0%

	Contracts	Notional Amount (000)	Strike Price	Expiration Date	Fair Value (000)
CALL OPTIONS

UNITED STATES — 0.0%
EUR Call USD Put	(19,000,000)	$(92)	1.10	04/22/23	$(58)
GBP Call USD Put	(19,000,000)	(184)	1.25	04/22/23	(142)

Total Written Options					$(200)

Open futures contracts held by the Fund at October 31, 2022 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation/ (Depreciation) (000)
Long Contracts
Gold	109	Dec-2022	$18,673	$17,884	$(790)
Palladium	12	Dec-2022	2,373	2,198	(175)
Platinum	59	Jan-2023	2,769	2,744	(25)
Silver	129	Dec-2022	12,195	12,332	137
U.S. 2-Year Treasury Note	202	Dec-2022	41,433	41,285	(148)
U.S. 5-Year Treasury Note	503	Dec-2022	56,061	53,617	(2,444)
U.S. 10-Year Treasury Note	380	Dec-2022	44,157	42,025	(2,132)
U.S. Long Treasury Bond	346	Dec-2022	45,508	41,693	(3,815)

			223,169	213,778	(9,392)
Short Contracts
Japanese 10-Year Bond	(24)	Dec-2022	$(23,722)	$(24,012)	$(185)
MSCI Emerging Markets	(564)	Dec-2022	(23,883)	(24,072)	(188)

			(47,605)	(48,084)	(373)

			$175,564	$165,694	$(9,765)

Open centrally cleared swap agreements held by the Fund at October 31, 2022 are as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/ Sell	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (000)	Fair Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
CDX EM CDSI S38 5Y PR	Buy	1.00%	Quarterly	12/20/27	15,000	$1,081	$1,441	$(360)
CDX HY CDSI S38 5Y PR	Buy	5.00%	Quarterly	06/20/27	77,814	(1,082)	771	(1,853)

						$(1)	$2,212	$(2,213)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

Open OTC swap agreements held by the Fund at October 31, 2022 are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)	Fair Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
		SOFRRATE- INDEX
Goldman Sachs	** GSCHCE31	+0.65%	Total Return	Annually	10/28/25	USD	$8,094	$399	$–	$399
		SOFRRATE- INDEX
Goldman Sachs	** GSCHEMBA	+0.98%	Total Return	Annually	10/28/25	USD	24,065	(383)	–	(383)
		SOFRRATE- INDEX
Goldman Sachs	** GSCHLAT2	+0.85%	Total Return	Annually	10/23/25	USD	12,171	150	–	150
		SOFRRATE- INDEX
Goldman Sachs	** GSCHLB22	+0.45%	Total Return	Annually	10/23/25	USD	16,019	796	–	796
		SOFRRATE- INDEX
Goldman Sachs	** GSCHMENA	+0.95%	Total Return	Annually	10/28/25	USD	4,011	29	–	29
		SOFRRATE- INDEX
Goldman Sachs	** GSCHSKOR	+1.02%	Total Return	Annually	10/22/25	USD	20,650	202	–	202
Goldman Sachs	^^ GSISTBA1	N/A	Total Return	Annually	10/31/23	USD	50,000	(176)	–	(176)

							$135,010	$1,017	$–	$1,017

**	The following table represents the individual common stock exposure comprising the Goldman Sachs Equity Basket Swaps at October 31, 2022.

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCHCE31 Index
	45,269	CEZ AS	$1,410,340	$70,154	17.42%
	38,241	Erste Group Bank AG	898,585	44,698	11.10
	106,610	Powszechna Kasa Oszczednosci Bank	554,722	27,593	6.85
		Polski SA
	8,487	Dino Polska SA	528,854	26,307	6.53
	24,586	OTP Bank Nyrt	510,701	25,404	6.31
	16,317	Komercni Banka AS	445,913	22,181	5.51
	8,733	Santander Bank Polska SA	443,095	22,041	5.47
	91,902	Allegro.eu SA	425,547	21,168	5.26
	75,848	Powszechny Zaklad Ubezpieczen SA	405,707	20,181	5.01
	22,455	Bank Polska Kasa Opieki SA	351,552	17,487	4.34
	50,164	Pepco Group NV	336,207	16,724	4.15
	17,038	KGHM Polska Miedz SA	325,297	16,181	4.02
	15,708	Richter Gedeon Nyrt	295,586	14,703	3.65
	8,904	CD Projekt SA	225,881	11,236	2.79
	54,673	Cyfrowy Polsat SA	195,326	9,716	2.41
	11,794	Bank Handlowy w Warszawie SA	145,478	7,236	1.80
	111,955	Orange Polska SA	134,785	6,705	1.67
	45,237	Moneta Money Bank AS	125,797	6,257	1.55
	2,295	Budimex SA	109,941	5,469	1.36
	169	Philip Morris CR AS	107,658	5,355	1.33
	7,261	Asseco Poland SA	99,637	4,956	1.23
	62,835	Opus Global Nyrt	17,201	856	0.21

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCHEMBA Index
	556,834	Cia Paranaense de Energia	$ 809,322	$ (12,535)	3.36%
	805,322	Tianneng Power International Ltd	786,336	(12,179)	3.27
	11,052	KT&G Corp	751,601	(11,641)	3.12
	630,595	PTT Global Chemical PCL	731,489	(11,329)	3.04
	159,309	EDP- Energias do Brasil SA	721,856	(11,180)	3.00
	186,003	Bangkok Bank PCL	721,690	(11,178)	3.00
	112,713	Coca-Cola Femsa SAB de CV	721,174	(11,170)	3.00
	246,656	Indo Tambangraya Megah Tbk PT	721,052	(11,168)	3.00
	303,476	Powertech Technology Inc	712,139	(11,030)	2.96
	809,305	AMMB Holdings Bhd	710,715	(11,008)	2.95
	95,139	Industrial Bank of Korea	706,476	(10,942)	2.94
	317,907	Metalurgica Gerdau SA	702,452	(10,880)	2.92
	493,362	Alpek SAB de CV	702,354	(10,878)	2.92
	13,668	CJ Corp	697,355	(10,801)	2.90
	30,905	Samsung Securities Co Ltd	697,263	(10,799)	2.90
	34,170	Seegene Inc	696,862	(10,793)	2.90
	152,343	BNK Financial Group Inc	693,905	(10,747)	2.88
	3,920	POSCO Holdings Inc	693,556	(10,742)	2.88
	31,559	Samsung Card Co Ltd	692,946	(10,732)	2.88
	2,307,423	China Minsheng Banking Corp Ltd	680,384	(10,538)	2.83
	19,171	Korea Investment Holdings Co Ltd	675,024	(10,455)	2.81
	2,041,183	Bank of China Ltd	667,873	(10,344)	2.78
	1,565,509	United Laboratories International	666,105	(10,317)	2.77
		Holdings Ltd/The
	2,287,533	Agricultural Bank of China Ltd	662,685	(10,264)	2.75
	726,002	CITIC Ltd	660,062	(10,223)	2.74
	2,122,830	CRRC Corp Ltd	653,407	(10,120)	2.72
	1,706,455	China CITIC Bank Corp Ltd	653,248	(10,118)	2.71
	2,479,942	China Everbright Bank Co Ltd	651,072	(10,084)	2.71
	2,317,500	People’s Insurance Co Group of China	650,386	(10,073)	2.70
		Ltd/The
	4,238	Shinsegae Inc	639,948	(9,912)	2.66
	1,446,070	Industrial & Commercial Bank of China Ltd	637,727	(9,877)	2.65
	2,065,009	Chongqing Rural Commercial Bank Co Ltd	635,610	(9,844)	2.64
	3,931,166	Metallurgical Corp of China Ltd	635,511	(9,843)	2.64
	640,178	Shanghai Industrial Holdings Ltd	634,193	(9,822)	2.64
	631,043	PICC Property & Casualty Co Ltd	590,866	(9,151)	2.43

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCHLAT2 Index
	305,693	Wal-Mart de Mexico SAB de CV	$ 1,156,875	$ 14,735	9.51%
	83,673	Vale SA	1,064,192	13,555	8.74
	1,112,542	America Movil SAB de CV	1,031,542	13,139	8.48
	157,184	Itau Unibanco Holding SA	905,314	11,531	7.44
	275,552	Ambev SA	835,299	10,639	6.86
	73,408	WEG SA	560,207	7,136	4.60

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCHLAT2 Index
	4,525	Sociedad Quimica y Minera de Chile SA	$ 421,725	$ 5,372	3.47%
	50,448	Grupo Financiero Banorte SAB de CV	401,770	5,117	3.30
	38,435	Centrais Eletricas Brasileiras SA	388,276	4,946	3.19
	50,176	Banco do Brasil SA	351,924	4,483	2.89
	155,007	Itausa SA	315,409	4,017	2.59
	37,786	Fomento Economico Mexicano SAB de CV	265,763	3,385	2.18
	30,579	Arca Continental SAB de CV	245,405	3,126	2.02
	17,183	Localiza Rent a Car SA	229,646	2,925	1.89
	107,632	Grupo Financiero Inbursa SAB de CV	194,642	2,479	1.60
	38,823	JBS SA	183,592	2,338	1.51
	1,881,005	Enel Americas SA	182,491	2,324	1.50
	1,765,922	Banco de Chile	158,148	2,014	1.30
	39,263	Grupo Carso SAB de CV	155,016	1,974	1.27
	22,764	Empresas Copec SA	153,612	1,957	1.26
	28,975	Raia Drogasil SA	144,432	1,840	1.19
	76,621	GMexico Transportes SAB de CV	139,661	1,779	1.15
	28,476	Gerdau SA	138,925	1,770	1.14
	32,417	Rumo SA	135,977	1,732	1.12
	11,925	Cia de Saneamento Basico do Estado de	135,781	1,729	1.12
		Sao Paulo
	36,694	Atacadao SA	135,287	1,723	1.11
	20,129	CPFL Energia SA	135,081	1,721	1.11
	24,227	El Puerto de Liverpool SAB de CV	121,672	1,550	1.00
	15,882	Bancolombia SA	111,707	1,423	0.92
	11,146	Hypera SA	107,292	1,367	0.88
	17,420	Lojas Renner SA	101,983	1,299	0.84
	61,423	Kimberly-Clark de Mexico SAB de CV	94,950	1,209	0.78
	2,960	Banco de Credito e Inversiones SA	80,759	1,029	0.66
	67,179	Fibra Uno Administracion SA de CV	76,805	978	0.63
	8,811	Grupo de Inversiones Suramericana SA	69,499	885	0.57
	43,920	Empresas CMPC SA	68,236	869	0.56
	10,726	TOTVS SA	67,388	858	0.55
	16,763	Grupo Comercial Chedraui SA de CV	66,199	843	0.54
	47,091	Cia Paranaense de Energia	66,022	841	0.54
	49,754	Cencosud SA	65,578	835	0.54
	35,505	Orbia Advance Corp SAB de CV	58,730	748	0.48
	20,953	Banco del Bajio SA	57,899	737	0.48
	9,200	Coca-Cola Femsa SAB de CV	56,780	723	0.47
	84,370	Alfa SAB de CV	54,863	699	0.45
	7,281	Promotora y Operadora de Infraestructura	53,659	683	0.44
		SAB de CV
	6,818	Grupo Aeroportuario del Centro Norte	53,214	678	0.44
		SAB de CV
	721	Copa Holdings SA	53,087	676	0.44
	160,272	Grupo Energia Bogota SA ESP	52,301	666	0.43
	36,682	Alpek SAB de CV	50,373	642	0.41
	19,396	Ultrapar Participacoes SA	49,278	628	0.40
	6,056	Transmissora Alianca de Energia Eletrica	46,109	587	0.38
		SA

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCHLAT2 Index
	10,091	EDP- Energias do Brasil SA	$44,106	$562	0.36%
	18,797	Metalurgica Gerdau SA	40,064	510	0.33
	6,378	Cia Cervecerias Unidas SA	34,253	436	0.28
	12,937	Embraer SA	33,701	429	0.28
	16,972,043	Itau CorpBanca Chile SA	32,410	413	0.27
	307,348	Colbun SA	29,573	377	0.24
	14,270	Alsea SAB de CV	26,808	341	0.22
	15,071	Embotelladora Andina SA	25,808	329	0.21
	105,117	Aguas Andinas SA	21,710	277	0.18
	10,309	Odontoprev SA	16,172	206	0.13
	5,216	Empresa Nacional de Telecomunicaciones SA	15,944	203	0.13

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCHLB22 Index
	1,565	Lam Research Corp	$603,359	$30,232	3.77%
	6,633	Applied Materials Inc	557,641	27,941	3.48
	6,902	Teradyne Inc	534,650	26,789	3.34
	12,307	APA Corp	532,759	26,694	3.33
	11,720	Kroger Co/The	527,768	26,444	3.29
	1,703	Cigna Corp	523,833	26,247	3.27
	1,489	Charter Communications Inc	521,095	26,110	3.25
	216	AutoZone Inc	520,207	26,065	3.25
	15,341	Synchrony Financial	519,480	26,029	3.24
	7,447	MetLife Inc	519,175	26,014	3.24
	15,303	MGM Resorts International	518,339	25,972	3.24
	1,393	McKesson Corp	516,413	25,875	3.22
	5,147	Prudential Financial Inc	515,569	25,833	3.22
	5,064	Capital One Financial Corp	511,223	25,615	3.19
	4,684	Marathon Petroleum Corp	506,736	25,390	3.16
	19,210	HP Inc	505,250	25,316	3.15
	14,679	Bank of America Corp	503,785	25,242	3.14
	71,731	Lumen Technologies Inc	502,731	25,190	3.14
	19,828	PPL Corp	500,163	25,061	3.12
	5,364	Expeditors International of Washington Inc	499,826	25,044	3.12
	6,095	Qorvo Inc	499,634	25,034	3.12
	2,383	Willis Towers Watson PLC	495,259	24,815	3.09
	11,226	Wells Fargo & Co	491,647	24,634	3.07
	2,324	Laboratory Corp of America Holdings	490,877	24,596	3.06
	12,228	Bank of New York Mellon Corp/The	490,333	24,568	3.06
	7,525	Best Buy Co Inc	490,184	24,561	3.06
	7,071	CBRE Group Inc	477,691	23,935	2.98
	9,225	Micron Technology Inc	475,218	23,811	2.97
	2,543	Lowe’s Cos Inc	472,055	23,653	2.95
	9,301	Seagate Technology Holdings PLC	439,847	22,039	2.75
	16,390	Ally Financial Inc	430,146	21,553	2.69
	3,682	Meta Platforms Inc	326,629	16,366	2.04

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCHMENA Index
	7,869	International Holding Co PJSC	$858,577	$6,517	21.40%
	16,979	Al Rajhi Bank	382,809	2,906	9.54
	12,992	Saudi Basic Industries Corp	303,920	2,307	7.58
	36,648	Emirates Telecommunications Group	255,991	1,943	6.38
		Co PJSC
	47,858	First Abu Dhabi Bank PJSC	231,933	1,760	5.78
	10,447	Saudi Arabian Mining Co	231,391	1,756	5.77
	21,443	Saudi Telecom Co	229,244	1,740	5.71
	40,459	Qatar National Bank QPSC	217,562	1,651	5.42
	12,467	Riyad Bank	118,602	900	2.96
	26,435	Industries Qatar QSC	112,423	853	2.80
	27,147	Emirates NBD Bank PJSC	97,385	739	2.43
	8,472	Alinma Bank	84,071	638	2.10
	30,283	Abu Dhabi Commercial Bank PJSC	77,479	588	1.93
	4,477	Almarai Co JSC	66,700	506	1.66
	10,133	Qatar Islamic Bank SAQ	66,649	506	1.66
	52,339	Abu Dhabi National Oil Co for Distribution PJSC	63,908	485	1.59
	5,149	Banque Saudi Fransi	58,862	447	1.47
	35,545	Emaar Properties PJSC	58,318	443	1.45
	31,369	Dubai Islamic Bank PJSC	49,429	375	1.23
	15,728	Abu Dhabi Islamic Bank PJSC	40,453	307	1.01
	33,732	Aldar Properties PJSC	39,453	299	0.98
	13,816	Ooredoo QPSC	36,402	276	0.91
	19,797	Emirates Integrated Telecommunications Co PJSC	30,712	233	0.77
	18,081	Commercial Bank PSQC/The	30,690	233	0.77
	23,874	Qatar Gas Transport Co Ltd	26,397	200	0.66
	4,721	Qatar Electricity & Water Co QSC	23,553	179	0.59
	4,276	Qatar Fuel QSC	22,002	167	0.55
	6,507	Qatar International Islamic Bank QSC	20,303	154	0.51
	17,289	Emaar Development PJSC	20,034	152	0.50
	12,746	Commercial International Bank Egypt SAE	16,988	129	0.42
	16,991	Barwa Real Estate Co	15,579	118	0.39
	5,094	Qatar Navigation QSC	14,067	107	0.35
	20,072	Air Arabia PJSC	11,086	84	0.28
	18,369	Dubai Investments PJSC	10,842	82	0.27
	24,186	Qatar Aluminum Manufacturing Co	10,586	80	0.26
	12,102	National Central Cooling Co PJSC	10,419	79	0.26
	7,347	National Bank of Ras Al-Khaimah PSC/The	9,369	71	0.23
	14,080	Qatar Insurance Co SAQ	8,202	62	0.20
	13,298	Doha Bank QPSC	7,911	60	0.20
	1,995	National Mobile Telecommunications	6,563	50	0.16
		Co KSC
	5,497	Abou Kir Fertilizers & Chemical Industries	6,105	46	0.15
	5,047	Egypt Kuwait Holding Co SAE	5,802	44	0.14
	530	Humansoft Holding Co KSC	5,719	43	0.14
	984	Misr Fertilizers Production Co SAE	4,595	35	0.11
	9,355	Eastern Co SAE	4,576	35	0.11

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCHMENA Index
	2,840	Qatar National Cement Co QSC	$3,489	$26	0.09%
	8,458	Al Waha Capital PJSC	3,458	26	0.09
	5,909	Cleopatra Hospital	946	7	0.04

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCHSKOR Index
	127,899	Samsung Electronics Co Ltd	$5,278,386	$54,905	25.56%
	5,297	NCSoft Corp	1,435,416	14,931	6.95
	37,851	KB Financial Group Inc	1,263,613	13,144	6.12
	74,247	Cheil Worldwide Inc	1,261,259	13,119	6.11
	26,283	Samsung Life Insurance Co Ltd	1,230,806	12,803	5.96
	21,291	SK Hynix Inc	1,223,323	12,725	5.92
	7,020	POSCO Holdings Inc	1,214,499	12,633	5.88
	47,994	Shinhan Financial Group Co Ltd	1,210,425	12,591	5.86
	21,264	LG Electronics Inc	1,205,565	12,540	5.84
	34,228	HL Mando Co Ltd	1,175,953	12,232	5.69
	76,706	GS Engineering & Construction Corp	1,156,475	12,029	5.60
	34,887	DB HiTek Co Ltd	1,072,574	11,157	5.19
	7,444	Samsung Fire & Marine Insurance Co Ltd	1,034,368	10,759	5.01
	100,196	LG Display Co Ltd	887,576	9,232	4.31

^^ The following table represents the individual bond exposure comprising a Goldman Sachs Fixed Income Basket Swap at October 31, 2022.

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GCSHTBA1 Index
	443,000	TBA UMBS 30y 4.5% Nov22	$24,995,000	$(88,141)	49.99%
	227,000	TBA UMBS 30y 4% Nov22	12,440,000	(43,868)	24.88
	217,000	TBA UMBS 30y 5% Nov22	12,570,000	(44,326)	25.13

ADR — American Depositary Receipt
BPS — Basis Points
Cl — Class
CNH — Chinese Yuan Offshore
EUR — Euro
GBP — British Pound Sterling
MSCI — Morgan Stanley Capital International
N/A — Not Applicable
Ser — Series
SOFR — Secured Overnight Financing Rate
USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2022:

Investments in Securities	Level 1 (000)		Level 2 (000)	Level 3 (000)	Total (000)
Common Stock
Australia	$8,138		$—	$—	$8,138
Finland	10,048		—	—	10,048
Greece	18,657		—	—	18,657
India	4,129		—	—	4,129
Ireland	10,288		—	—	10,288
Italy	8,105		—	—	8,105
Philippines	8,896		—	—	8,896
Sweden	20,618		—	—	20,618
Switzerland	14,272		—	—	14,272
Taiwan	3,951		—	—	3,951
United Kingdom	36,235		—	—	36,235
United States	320,289		—	—	320,289

Total Common Stock	463,626		—	—	463,626

Corporate Obligations	—		51,941	—	51,941

Preferred Stock	18,325		—	—	18,325

Asset-Backed Security	—		17,415	—	17,415

Convertible Bonds	—		14,685	—	14,685

Exchange Traded Fund	4,087		—	—	4,087

Purchased Options	815		—	—	815

U.S. Treasury Obligation	—		148,698	—	148,698

Total Investments in Securities	$486,853		$232,739	$—	$719,592

Other Financial Instruments	Level 1 (000)		Level 2 (000)	Level 3 (000)	Total (000)
Written Options	$(200	) $	–	$–	$(200)
Futures Contracts*
Unrealized Appreciation	137		–	–	137
Unrealized Depreciation	(9,902)		–	–	(9,902)
Centrally Cleared
Swaps
Credit Default
Swaps*

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2022

Other Financial Instruments	Level 1(000)	Level 2(000)	Level 3 (000)	Total (000)

Unrealized Depreciation	$–	$(2,213)	$–	$(2,213)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	1,576	–	1,576
Unrealized Depreciation	–	(559)	–	(559)

Total Other Financial
Instruments	$(9,965)	$(1,196)	$–	$(11,161)

* Futures contract and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—“ are either $0 or have been rounded to $0.

At October 31, 2022, sector weightings of the Fund are as follows (Unaudited). Percentages based on total investments

SECTOR WEIGHTINGS (UNAUDITED)

U.S. Treasury Obligation	20.8%

Information Technology	16.1%

Financials	14.8%

Health Care	11.1%

Consumer Discretionary	9.2%

Energy	7.9%

Communication Services	7.1%

Industrials	6.3%

Materials	3.2%

Consumer Staples	2.9%

Exchange Traded Fund	0.6%

100.0%

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID OPPORTUNITIES
FUND
OCTOBER 31, 2022

ASSET WEIGHTINGS (UNAUDITED)

	% of Net Assets*	Value (000)
Common Stock	94.5%	33,196

Total Investments	94.5	33,196
Total Other Assets and Liabilities	5.5	1,918

Net Assets	100.0%	$35,114

* Percentages based Net Assets.

SCHEDULE OF INVESTMENTS (Percentages are based on Net Assets of $35,114 (000))
COMMON STOCK — 94.5%

	Shares	Fair Value (000)

AUSTRALIA — 0.5%
Sonic Healthcare	8,141	$171

AUSTRIA — 1.5%
BAWAG Group	10,620	513

BRAZIL — 0.9%
BB Seguridade Participacoes	24,500	141
Sendas Distribuidora	43,800	168

		309

CANADA — 2.2%
Finning International	12,668	269
Nutrien	6,150	520

		789

FINLAND — 1.9%
Nokia	148,504	661

FRANCE — 2.5%
Publicis Groupe	4,709	264
Thales	4,965	631

		895

INDONESIA — 1.2%
United Tractors	199,600	413

IRELAND — 1.3%
Flutter Entertainment*	3,535	469

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID OPPORTUNITIES
FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Fair Value (000)

ISRAEL — 0.8%
Inmode*	7,772	$267

JAPAN — 9.1%
Hitachi	5,800	264
IHI	7,000	156
Komatsu	13,200	253
Kyowa Kirin	6,900	163
Mitsui Fudosan	34,700	665
Nippon Gas	24,100	350
Renesas Electronics*	55,800	468
Tokio Marine Holdings	24,600	445
Ulvac	10,900	431

		3,195

NORWAY — 1.4%
Norsk Hydro	78,450	498

SOUTH KOREA — 2.1%
HL Mando	5,531	192
LG Display	18,301	164
Shinhan Financial Group	6,557	167
SK Hynix	3,822	222

		745

SWITZERLAND — 0.7%
STMicroelectronics	7,804	244

UNITED KINGDOM — 5.0%
BAE Systems	37,821	354
Capri Holdings*	10,158	464
CNH Industrial	34,401	445
Imperial Brands	20,817	507

		1,770

UNITED STATES — 63.4%
Aflac	6,948	452
Agree Realty	8,787	604
Ally Financial	11,256	310
AMN Healthcare Services*	2,790	350
Amphastar Pharmaceuticals*	1,688	52
Boyd Gaming	7,763	448

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID OPPORTUNITIES
FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Fair Value (000)
UNITED STATES — (continued)
CACI International, Cl A*	1,622	$493
Catalyst Pharmaceuticals*	3,887	54
Cboe Global Markets	2,717	338
Centene*	12,537	1,067
CF Industries Holdings	6,414	682
Corcept Therapeutics*	3,957	113
Coterra Energy	22,048	686
Cummins	1,464	358
Devon Energy	3,689	285
Dexcom*	1,403	170
Dick’s Sporting Goods	3,343	381
Endeavor Group Holdings, Cl A*	1,549	34
Energy Transfer	41,085	525
Exelixis*	4,848	80
FirstEnergy	8,603	325
FMC	4,395	523
Generac Holdings*	286	33
Global Payments	5,119	585
GlobalFoundries*	8,106	460
Harmony Biosciences Holdings*	1,864	97
Hartford Financial Services Group	4,868	353
Herc Holdings	6,301	741
Hostess Brands, Cl A*	12,895	341
IDEX	1,177	261
Incyte*	1,448	108
Ionis Pharmaceuticals*	3,173	140
Iron Mountain	6,742	337
Jabil	8,370	538
KBR	9,760	486
Keysight Technologies*	1,958	341
Knight-Swift Transportation Holdings, Cl A	6,701	322
L3Harris Technologies	2,945	726
Lumentum Holdings*	5,002	372
MP Materials*	7,734	232
Nexstar Media Group, Cl A	6,570	1,125
Nordson	1,120	252
Nucor	4,548	597
NVR*	110	466
Pinnacle Financial Partners	5,512	457
PPL	6,310	167

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID OPPORTUNITIES
FUND
OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Fair Value (000)

UNITED STATES — (continued)
Regions Financial	26,624	$584
Royalty Pharma, Cl A	3,966	168
Sarepta Therapeutics*	1,217	139
Supernus Pharmaceuticals*	4,058	139
Synovus Financial	13,594	542
Take-Two Interactive Software*	3,593	426
Tapestry	12,803	406
TreeHouse Foods*	6,841	344
United Therapeutics*	540	125
VICI Properties	7,680	246
Victoria’s Secret*	8,809	331
Vontier	8,665	165
Voya Financial	4,996	342
Williams-Sonoma	3,495	433

		22,257

TOTAL COMMON STOCK (Cost $32,480) (000)		33,196

TOTAL INVESTMENTS — 94.5% (Cost $32,480) (000)		$33,196

*	Non-income producing security.

Cl — Class

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2022.

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stock
Australia	$171	$—	$—	$171
Austria	513	—	—	513
Brazil	309	—	—	309
Canada	789	—	—	789
Finland	661	—	—	661
France	895	—	—	895
Indonesia	413	—	—	413
Ireland	469	—	—	469

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID OPPORTUNITIES
FUND
OCTOBER 31, 2022

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Israel	$267	$—	$—	$267
Japan	3,195	—	—	3,195
Norway	498	—	—	498
South Korea	745	—	—	745
Switzerland	244	—	—	244
United Kingdom	1,770	—	—	1,770
United States	22,257	—	—	22,257

Total Common Stock	33,196	—	—	33,196

Total Investments in Securities	$33,196	$—	$—	$33,196

Amounts designated as “—“ are either $0 or have been rounded to $0.

At October 31, 2022, sector weightings of the Fund are as follows.

Percentages based on total investments.

SECTOR WEIGHTINGS (UNAUDITED)
Industrials	18.2%
Information Technology	14.0%
Financials	14.0%
Consumer Discretionary	10.8%
Health Care	10.2%
Materials	9.2%
Energy	5.8%
Real Estate	5.6%
Communication Services	5.6%
Consumer Staples	4.1%
Utilities	2.5%

100.0%

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

	FS Chiron Capital Allocation Fund	FS Chiron SMid Opportunities Fund

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)
Assets:
Investments, at Fair Value (Cost $707,793 and $32,480)	$719,592	$33,196
OTC Swap Contracts, at Fair Value (Cost $– and $–)	1,017	–
Cash	63,720	1,679
Receivable for Investments Sold	41,905	1,308
Cash Pledged as Collateral for Futures Contracts	6,397	–
Cash Pledged as Collateral for Swap Contracts	5,022	–
Receivable for Capital Shares Sold	1,949	23
Dividend and Interest Receivable	1,159	40
Reclaim Receivable	964	18
Variation Margin Receivable for Centrally Cleared Swap Contracts	514	–
Variation Margin Receivable for Futures Contracts	73	–
Unrealized Appreciation on Foreign Spot Currency Contracts	–	5
Prepaid Expenses	36	29

Total Assets	842,348	36,298

Liabilities:
Payable for Investment Securities Purchased	$16,107	$1,110
Payable for Capital Shares Redeemed	1,537	–
Variation Margin Payable for Futures Contracts	813	–
Payable Due to Adviser	658	14
Written Options, at Fair Value (Premiums Received $276 and $–)	200	–
Payable Due to Administrator	50	2
Unrealized Depreciation on Foreign Spot Currency Contracts	8	–
Chief Compliance Officer Fees Payable	4	–
Distribution Fees payable Class A	5	–
Distribution Fees payable Class C	67	1
Other Accrued Expenses and Other Payables	272	57

Total Liabilities	19,721	1,184

Net Assets	$822,627	$35,114

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

	FS Chiron Capital Allocation Fund		FS Chiron SMid Opportunities Fund

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)
Net Assets Consist of:
Paid-in Capital	$1,038,707		$45,346
Total Distributable Loss	(216,080)		(10,232)

Net Assets	$822,627		$35,114

Class I Shares:
Net Assets	$810,364		$35,047
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	65,147		3,304

Net Asset Value, Offering and Redemption Price Per Share	$12.44		$10.61

Class A Shares:(1)
Net Assets	$5,039		$15
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	406		1

Net Asset Value, Offering and Redemption Price Per Share	$12.42	‡	$10.61@

Maximum Offering Price Per Share ($12.42/94.25%,$10.61/94.25%)	13.18		11.26

Class C Shares:(2)
Net Assets	$7,224		$52
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	585		5

Net Asset Value, Offering and Redemption Price Per Share	$12.34	‡	$10.52	‡

(1)	Class A Shares purchases of $1,000 (000) or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.
(2)	Class C Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.
‡	Net Assets divided by shares do not calculate to the stated NAV due to Net Assets and shares being rounded.
@	Net Assets divided by shares do not calculate to the stated NAV due to the initial low level of average net assets associated with commencement of operations.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
FOR THE YEAR ENDED
October 31, 2022

	FS Chiron Capital Allocation Fund	FS Chiron SMid Opportunities Fund

STATEMENTS OF OPERATIONS ($ Thousands)
Investment Income:
Dividends	$30,214	$942
Interest	2,128	11
Less: Foreign Taxes Withheld	(833)	(56)

Total Investment Income	31,509	897

Expenses:
Investment Advisory Fees	10,120	380
Administration Fees	777	31
Distribution Fees (Class A)	15	—
Distribution Fees (Class C)	66	1
Trustees’ Fees	35	1
Chief Compliance Officer Fees	11	3
Transfer Agent Fees	779	60
Professional Fees	300	31
Registration and Filing Fees	150	69
Custodian Fees	135	28
Printing Fees	100	5
Pricing Fees	4	2
Interest Expense	—	—
Other Expenses	59	14

Total Expenses	12,551	625
Less:
Investment Advisory Fee Waiver	—	(117)

Net Expenses	12,551	508

Net Investment Income	18,958	389

Net Realized Gain/(Loss) on:
Investments	(229,911)	(11,031)
Purchased Options	(356)	—
Written Options	(163)	—
Futures Contracts	(9,567)	121
Swap Contracts	18,977	(114)
Foreign Currency Transactions	(2,741)	(97)
Forward Currency Contracts	1,714	(3)

Net Realized Loss	(222,047)	(11,124)

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(48,181)	(2,545)
Written Options	77	—
Purchased Options	(248)	—
Futures Contracts	(7,447)	—
Swap Contracts	(1,124)	21
Securities Sold Short	—	—
Foreign Currency Translation	(87)	(4)

Net Change in Unrealized Depreciation	(57,010)	(2,528)

Net Realized and Unrealized Loss on Investments	(279,057)	(13,652)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
FOR THE YEAR ENDED
October 31, 2022

	FS Chiron Capital Allocation Fund	FS Chiron SMid Opportunities Fund

Net Decrease in Net Assets Resulting from Operations	$(260,099)	$(13,263)

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (Thousand)
	Year Ended October 31, 2022	Year Ended October 31, 2021

Operations:
Net Investment Income/(Loss)	$18,958	$(86)
Net Realized Gain/(Loss)	(222,047)	196,403
Net Change in Unrealized Appreciation/(Depreciation)	(57,010)	757

Net Increase/(Decrease) in Net Assets Resulting from Operations	(260,099)	197,074

Distributions
Class I Shares	(54,810)	(809)
Class A Shares (1)	(273)	–
Class C Shares (2)	(235)	–

Total Distributions	(55,318)	(809)

Capital Share Transactions:
Class I Shares
Issued	313,094	707,863
Reinvestment of Dividends	50,319	694
Redeemed	(489,620)	(196,213)

Net Increase (Decrease) in Net Assets from Class I Share Transactions	(126,207)	512,344

Class A Shares (1)
Issued	7,170	2,702
Reinvestment of Dividends	228	–
Redeemed	(3,251)	(20)

Net Increase in Net Assets from Class A Share Transactions	4,147	2,682

Class C Shares (2)
Issued	5,999	3,419
Reinvestment of Dividends	234	–
Redeemed	(432)	(101)

Net Increase in Net Assets from Class C Share Transactions	5,801	3,318

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(116,259)	518,344

Total Increase/(Decrease) in Net Assets	(431,676)	714,609

Net Assets:
Beginning of Year	1,254,303	539,694

End of Year	$822,627	$1,254,303

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (Thousand)

	Year Ended October 31, 2022	Year Ended October 31, 2021

Share Transactions:
Class I Class Shares
Issued	21,465	43,917
Reinvestment of Distributions	3,257	47
Redeemed	(34,934)	(12,264)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(10,212)	31,700

Share Transactions:
Class A Class Shares (1)
Issued	456	165

Reinvestment of Distributions	15	–
Redeemed	(230)	(1)

Net Increase in Shares Outstanding from Share Transactions	241	164

Share Transactions:
Class C Class Shares (2)
Issued	400	208
Reinvestment of Distributions	15	–
Redeemed	(32)	(6)

Net Increase in Shares Outstanding from Share Transactions	383	202

Amounts designated as “—“ are $0 or have been rounded to $0.

(1)	Class A commenced operations on July 16, 2021.
(2)	Class C commenced operations on July 16, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (Thousands)

	Year Ended October 31, 2022	Year Ended October 31, 2021

Operations:
Net Investment Income	$389	$132
Net Realized Gain/(Loss)	(11,124)	1,527
Net Change in Unrealized Appreciation/(Depreciation)	(2,528)	3,215

Net Increase/(Decrease) in Net Assets Resulting from Operations	(13,263)	4,874

Distributions
Class I Shares	(1,286)	(75)
Class A Shares (1)	–	–
Class C Shares (2)	(1)	–

Total Distributions	(1,287)	(75)

Capital Share Transactions:
Class I Shares
Issued	8,232	38,267
Reinvestment of Dividends	660	46
Redeemed	(7,187)	(3,531)

Net Increase in Net Assets from Class I Share Transactions Class A Shares (1)	1,705	34,782

Issued	39	20
Redeemed	(30)	–

Net Increase in Net Assets from Class A Share Transactions Class C Shares (2)	9	20

Issued	184	20
Reinvestment of Dividends	1	–
Redeemed	(129)	–

Net Increase in Net Assets from Class C Share Transactions	56	20

Net Increase in Net Assets from Capital Share Transactions	1,770	34,823

Total Increase/(Decrease) in Net Assets	(12,780)	39,621

Net Assets:
Beginning of Year/Period	47,894	8,273

End of Year/Period	$35,114	$47,894

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (Thousands)

	Year Ended October 31, 2022	Year Ended October 31, 2021

Share Transactions:
Class I Shares
Issued	634	2,648
Reinvestment of Distributions	46	3
Redeemed	(588)	(244)

Net Increase in Shares Outstanding from Share Transactions	92	2,407

Class A Shares (1)
Issued	3	1
Redeemed	(3)	–

Net Increase in Shares Outstanding from Share Transactions	–	1

Class C Shares (2)
Issued	13	1
Redeemed	(10)	–

Net Increase in Shares Outstanding from Share Transactions	3	1

Amounts designated as “—“ are $0 or have been rounded to $0.

(1)	Class A commenced operations on July 16, 2021.
(2)	Class C commenced operations on July 16, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

Class I Shares

	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Asset Value, Beginning of Year	$16.56	$12.36	$11.63	$11.40	$12.19

Income from Investment Operations:
Net Investment Income**	0.25	(0.00)^^	0.13	0.15	0.18
Net Realized and Unrealized Gain/ (Loss)	(3.62)	4.22	0.68‡‡	0.23	(0.86)

Total from Investment Operations	(3.37)	4.22	0.81	0.38	(0.68)

Dividends and Distributions:
Net Investment Income	(0.20)	(0.02)	(0.08)	(0.13)	(0.11)

Return of Capital	–	–	–	(0.02)	(0.00)^

Capital Gains	(0.55)	–	–	–	–

Total Dividends and Distributions	(0.75)	(0.02)	(0.08)	(0.15)	(0.11)

Net Asset Value, End of Year	$12.44	$16.56	$12.36	$11.63	$11.40

Total Return‡	(21.23)%	34.14%	7.10%	3.36%	(5.62)%

Ratios and Supplemental Data Net Assets, End of Year (Thousands)	$810,364	$1,248,242	$539,694	$1,380,256	$2,164,852
Ratio of Expenses to Average Net Assets	1.17%	1.15%	1.13%	1.10%	1.12%#
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.17%	1.15%	1.13%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.79%	(0.01)%	1.18%	1.31%	1.48%
Portfolio Turnover Rate	489%	311%	202%	161%	145%

**	Per share calculations were performed using average shares for the period.
^	Value is less than $(0.01) per share.
^^	Includes return of capital of less than $(0.01) per share.
‡‡

The amount shown for the year ended October 31, 2020, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

#	Ratios include previously waived investment advisory fees recovered.
‡

Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

Class A Shares

	Year Ended October 31, 2022	Period Ended October 31, 2021*

Net Asset Value, Beginning of Year/Period	$16.56	$16.47

Income from Investment Operations:
Net Investment Income/(Loss)**	0.18	(0.04)
Net Realized and Unrealized Gain/(Loss)	(3.59)	0.13

Total from Investment Operations	(3.41)	0.09

Dividends and Distributions:
Net Investment Income	(0.18)	–

Capital Gains	(0.55)	–

Total Dividends and Distributions	(0.73)	–

Net Asset Value, End of Year/Period	$12.42	$16.56

Total Return‡	(21.46)%	0.55%†

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$5,039	$2,721
Ratio of Expenses to Average Net Assets	1.43%	1.55%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.43%	1.55%††
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.26%	(0.83)%††
Portfolio Turnover Rate	489%	311%†

*	Commenced operations on July 16, 2021.
**	Per share calculations were performed using average shares for the period.
†	Total Return and Portfolio Turnover Rate are for the period indicated and have not been annualized.
††	Annualized.
‡

Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

Class C Shares

	Year Ended October 31, 2022	Period Ended October 31, 2021*
Net Asset Value, Beginning of Year/Period	$16.52	$16.47

Income from Investment Operations:
Net Investment Income/(Loss)**	0.05	(0.06)
Net Realized and Unrealized Gain/(Loss)	(3.56)	0.11

Total from Investment Operations	(3.51)	0.05

Dividends and Distributions:
Net Investment Income	(0.12)	–

Capital Gains	(0.55)	–

Total Dividends and Distributions	(0.67)	–

Net Asset Value, End of Year/Period	$12.34	$16.52

Total Return‡	(22.05)%	0.30%†

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$7,224	$3,340
Ratio of Expenses to Average Net Assets	2.18%	2.28%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.18%	2.28%††
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.33%	(1.28)%††
Portfolio Turnover Rate	489%	311%†

*	Commenced operations on July 16, 2021.
**	Per share calculations were performed using average shares for the period.
†	Total Return and Portfolio Turnover Rate are for the period indicated and have not been annualized.
††	Annualized.
‡

Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

Class I Shares

	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Asset Value, Beginning of Year	$14.90	$10.28	$10.90	$10.42	$10.31

Income from Investment Operations:
Net Investment Income**	0.12	0.06	0.09	0.13	0.07
Net Realized and Unrealized Gain/ (Loss)	(4.02)	4.60	(0.66)	0.62	0.04

Total from Investment Operations	(3.90)	4.66	(0.57)	0.75	0.11

Dividends and Distributions:
Net Investment Income	(0.08)	(0.04)	(0.05)	(0.07)	(0.00)^

Capital Gains	(0.31)	–	–	(0.20)	–

Total Dividends and Distributions	(0.39)	(0.04)	(0.05)	(0.27)	(0.00)^

Net Asset Value, End of Year	$10.61	$14.90	$10.28	$10.90	$10.42

Total Return‡	(26.86)%	45.38%	(5.24)%	7.65%	1.08%

Ratios and Supplemental Data Net Assets, End of Year (Thousands)	$35,047	$47,852	$8,273	$11,505	$9,454
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.48%	1.45%	2.07%	2.06%	2.81%
Ratio of Net Investment Income to Average Net Assets	0.94%	0.43%	0.88%	1.26%	0.64%
Portfolio Turnover Rate	463%	231%	91%	100%	171%

**	Per share calculations were performed using average shares for the period.
^	Value is less than $(0.01) per share.
‡

Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

	Class A Shares

	Year Ended October 31, 2022	Period Ended October 31, 2021*
Net Asset Value, Beginning of Year/Period	$14.89	$14.19

Income from Investment Operations:
Net Investment Income**	0.09	0.02
Net Realized and Unrealized Gain/(Loss)	(4.00)	0.68

Total from Investment Operations	(3.91)	0.70

Dividends and Distributions:
Net Investment Income	(0.06)	–

Capital Gains	(0.31)	–

Total Dividends and Distributions	(0.37)	–

Net Asset Value, End of Year/Period	$10.61	$14.89

Total Return‡	(26.90)%	4.93%†

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$15	$21
Ratio of Expenses to Average Net Assets	1.45%	1.47	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.75%	1.75	%††
Ratio of Net Investment Income to Average Net Assets	0.74%	0.47	%††
Portfolio Turnover Rate	463%	231	%†

*	Commenced operations on July 16, 2021.
**	Per share calculations were performed using average shares for the period.
†	Total Return and Portfolio Turnover Rate are for the period indicated and have not been annualized.
††	Annualized.
‡

Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

	Class C Shares

	Year Ended October 31, 2022	Period Ended October 31, 2021*
Net Asset Value, Beginning of Year/Period	$14.86	$14.19

Income from Investment Operations:
Net Investment Income/(Loss)**	0.01	(0.01)@
Net Realized and Unrealized Gain/(Loss)	(3.99)	0.68

Total from Investment Operations	(3.98)	0.67

Dividends and Distributions:
Net Investment Income	(0.05)	–

Capital Gains	(0.31)	–

Total Dividends and Distributions	(0.36)	–

Net Asset Value, End of Year/Period	$10.52	$14.86

Total Return‡	(27.41)%	4.72%†

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$52	$21
Ratio of Expenses to Average Net Assets	2.20%	2.23	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.48%	2.51	%††
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.06%	(0.29	)%@††
Portfolio Turnover Rate	463%	231	%†

*	Commenced operations on July 16, 2021.
**	Per share calculations were performed using average shares for the period.
†	Total Return and Portfolio Turnover Rate are for the period indicated and have not been annualized.
††	Annualized.
@

The amount shown for the period ended October 31, 2021 for a share outstanding throughout the period and the Ratio of Net Investment Income / (Loss) to Average Net Assets does not accord with aggregate net investment income because of the timing of income earned in relation to shares and net assets of the fund.

‡

Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the FS Chiron Capital Allocation Fund and the FS Chiron SMid Opportunities Fund (each a “Fund” and collectively the “Funds”). The investment objective of the FS Chiron Capital Allocation Fund is total return. Total return consists of capital growth and income. The investment objective of the FS Chiron SMid Opportunities Fund is long-term capital appreciation by pursuing a global investment strategy. Both Funds are classified as a diversified investment company. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The FS Chiron Capital Allocation Fund commenced operations on November 30, 2015. The FS Chiron SMid Opportunities Fund commenced operations on October 2, 2017.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates  — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation  —  Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, are recorded as an unrealized gain or loss in the Statements of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate their net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Chiron Investment Management, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

If a local market in which the Funds owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices determined by the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2  –   Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

For the year ended October 31, 2022, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2022 , the Funds did not have any unrecognized tax benefits or liabilities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2022 the Funds did not incur any interest or penalties.

Security Transactions and Investment Income  — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation  —  The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts  —  The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts as of October 31, 2022.

Futures Contracts  —  The Funds utilized futures contracts during the year ended October 31, 2022. To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with Goldman, Sachs & Co. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The FS Chiron SMid Opportunities Fund did not hold any futures contracts as of the year ended October 31, 2022.

Swap Contracts  —  The Funds are authorized to enter into swap contracts, including total return swaps equity swaps contracts and credit default swaps. To the extent consistent with its investment objective and strategies, the Funds may use swap contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

The Funds may use credit default swaps to reduce risk where the Funds have exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. Daily changes in valuation of Centrally Cleared swaps are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at year end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the FS Chiron Allocation Fund’s custodian. As of October 31, 2022, the Funds have entered into total return swap contracts as shown on the Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, it will not be able to implement its investment strategy. As of October 31, 2022, the FS Chiron Capital Allocation Fund’s swap agreements were with one counterparty.

Options Written/Purchased  — The Funds may purchase and write put and call options on indices and enter into related closing transactions. To the extent consistent with its investment objective and strategies, the Funds may use options for tactical hedging purposes as well as to enhance the Funds’ returns. Additionally, the Funds may use options to create long or short equity exposure without investing directly in equity securities. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Funds has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The FS Chiron Capital Allocation Fund held written/purchased options contracts as of and during the year ended October 31, 2022.

The FS Chiron SMid Opportunities Fund did not hold any written/purchased options contracts as of and during the year ended October 31, 2022.

Cash  —  Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders  —  The FS Chiron Capital Allocation Fund distributes substantially all of its net investment income monthly. The FS Chiron SMid Opportunities Fund distributes substantially all of its net investment income quarterly. For each Fund, any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the year.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

The fair value of derivative instruments as of October 31, 2022, is as follows($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
FS Chiron Capital Allocation Fund
Interest contracts	Net Assets –Unrealized appreciation on futures contracts	$—	*	Net Assets —Unrealized depreciation on futures contracts	$8,724	*
	Net Assets – Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	176	†
Equity contracts	Net Assets – Unrealized appreciation on swap contracts	1,576	†	Net Assets — Unrealized depreciation on swap contracts	383	†
	Net Assets — Unrealized appreciation on futures contracts	—	*	Net Assets — Unrealized depreciation on futures contracts	188	*
Foreign exchange contracts	Purchased options contracts, At Value	815		Written options contracts, At Value	200
Credit contracts	Net Assets – Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	2,213	†
Commodity contracts	Net Assets – Unrealized appreciation on futures contracts	137	*	Net Assets — Unrealized depreciation on futures contracts	990	*

Total		$2,528			$12,874

†	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedules of Investments.

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments.

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2022, were as follows:

The amount of realized gain/(loss) on derivatives recognized in income ($ Thousands):

FS Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$(2,316)	$-	$-	$-	$-	$(2,316)
Foreign exchange contracts	50	1,714	-	-	-	1,764
Equity contracts	5,582	-	15,824	(163)	(356)	20,887
Credit contracts	-	-	3,153	-	-	3,153
Commodity contracts	(12,883)	-	-	-	-	(12,883)
Total	$(9,567)	$1,714	$18,977	$(163)	$(356)	$10,605

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

Change in unrealized appreciation/(depreciation) on derivatives recognized in income:

FS Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$(8,459)	$-	$-	$-	$-	$(8,459)
Foreign exchange contracts	-	-	-	(184)	77	(107)
Equity contracts	1,298	-	973	(64)	-	2,168
Credit contracts	-	-	(2,097)	-	-	(2,058)
Commodity contracts	(286)	-	-	-	-	(286)
Total	$(7,447)	$-	$(1,124)	$(248)	$77	$(8,742)

The following discloses the volume of the Fund’s forward foreign currency contracts, futures contracts, swap contracts and option contracts activity during the year ended October 31, 2022.

In the FS Chiron Capital Allocation Fund, for the year ended October 31, 2022, the average market value amount of forward foreign currency contracts was as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$-
Average Quarterly Market Value Balance Short	$(4,125)

The FS Chiron SMid Opportunities fund did not hold forward foreign currency contracts during period ends throughout the year.

In the FS Chiron Capital Allocation Fund, for the year ended October 31, 2022, the average market value amount of futures contracts was as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$142,974
Average Quarterly Market Value Balance Short	$(45,201)

The FS Chiron SMid Opportunities fund did not hold futures contracts during period ends throughout the year.

For the year ended October 31, 2022, the average market value amount of Total Return swap contracts held by the Funds were as follows ($ Thousands):

FS Chiron Capital Allocation Fund

Average Quarterly Market Value Balance Long	$49,894
Average Quarterly Market Value Balance Short	$(48,829)

FS SMid Opportunities Fund

Average Quarterly Market Value Balance Long	$399
Average Quarterly Market Value Balance Short	$(414)

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

For the year ended October 31, 2022, the average market value amount of Credit Default swap contracts held by the Funds were as follows ($ Thousands):

FS Chiron Capital Allocation Fund

Average Quarterly Market Value Balance Long	$-
Average Quarterly Market Value Balance Short	$(1,378)

The FS Chiron SMid Opportunities fund did not hold Credit Default swap contracts during period ends throughout the period.

In the FS Chiron Capital Allocation Fund, for the year ended October 31, 2022, the average value of purchased and written option contracts held were as follows:

Average Quarterly Market Value Contracts Purchased	$236
Average Quarterly Market Value Contracts Written	$(50)

4. Offsetting Assets and Liabilities:

The FS Chiron Capital Allocation Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Funds as of October 31, 2022:

FS Chiron Capital Allocation Fund
Counterparty	Gross Assets- Recognized in the Statements of Assets and Liabilities	Gross Liabilities- Recognized in the Statements of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received) †	Net Amount
	Swap Contracts	Swap Contracts

Goldman Sachs	$1,576	$559	$1,017	$(1,017)	$-

Total	$1,576	$559	$1,017	$(1,017)	$-

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

average daily net assets of the Funds. For the year ended October 31, 2022, the FS Chiron Capital Allocation Fund and the FS Chiron SMid Opportunities Fund paid ($ Thousands) $777 and $31, respectively, for these services.

The Trust has adopted a Distribution Plan with respect to Class A and Class C Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Shares and up to 1.00% of the average daily net assets of the C Shares as compensation for distribution and shareholder services. For the year ended October 31, 2022, the Funds incurred the following for these services ($ Thousands):

Distribution Fees
FS Chiron Capital Allocation Fund
Class I	$-
Class A	15
Class C	66
FS Chiron SMid Opportunities Fund
Class I	$-
Class A	-
Class C	1

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Asset Manager Solutions, Inc. (“DST”) serves as transfer agent for the Funds under the transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on average daily net assets of each Fund:

Advisory Fee Rate
FS Chiron Capital Allocation Fund	0.95%
FS Chiron SMid Opportunities Fund	0.90%

The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding any class-specific expenses, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.20% until February 28, 2024 for the FS

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

Chiron SMid Opportunities Fund. Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2022. The Adviser may recover all or a portion of its fee reductions or expense limitations within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual Fund operating expenses are below the expense limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on February 28, 2024 for the FS Chiron SMid Opportunities Fund.

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place.

The FS Chiron Capital Allocation Fund has no contractual expense limitation. As of October 31, 2022, fees for the FS Chiron SMid Opportunities Fund which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed were ($ Thousands) $79, $78 and $117, expiring in 2023, 2024 and 2025, respectively.

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2022, were as follows ($ Thousands):

	FS Chiron Capital Allocation Fund	FS Chiron SMid Opportunities Fund
Purchases
U.S. Government	$997,236	$–
Other	3,656,620	188,078
Sales
U.S. Government	$1,173,014	$–
Other	3,880,492	188,539

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise. The permanent differences are primarily related to foreign currency, distribution reclassification, perpetual debts, partnerships, Credit Default Swaps and passive foreign investment companies.

Accordingly, the following reclassifications (primarily attributable to partnership investments) that have been made to/from the following accounts:

	Distributable Earnings	Paid-in Capital
FS Chiron Capital Allocation Fund	$1	$(1)
FS Chiron SMid Opportunities Fund	–	–

The tax character of dividends and distributions declared during the last two fiscal years were as follows ($ Thousands):

	Ordinary Income	Long-Term Capital Gain	Total
FS Chiron Capital Allocation Fund 2022	$36,995	$18,323	$55,318
2021	809	—	809
FS Chiron SMid Opportunities Fund 2022	1,081	206	1,287
2021	75	—	75

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows ($ Thousands):

	FS Chiron Capital Allocation Fund	FS Chiron SMid Opportunities Fund
Undistributed Ordinary Income	$856	$311
Capital Loss Carryforwards	(217,678)	(11,119)
Other Temporary Differences	—	1
Unrealized Appreciation (Depreciation)	742	575

Total Distributable Earnings (Accumulated Losses)	$(216,080)	$(10,232)

The Funds have capital losses carried forward as follows ($ Thousands):

	Short-Term Loss	Long-Term Loss	Total
FS Chiron SMid Opportunities Fund	$(216,129)	$(1,549)	$(217,678)
FS Chiron Capital Allocation Fund	(11,119)	–	(11,119)

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to losses from wash sales and investments in partnerships, investments in Passive Foreign Investment Companies and Investments in derivatives which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2022, were as follows ($ Thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
FS Chiron Capital Allocation Fund
$717,475	$23,781	$(23,039)	$742
FS Chiron SMid Opportunities Fund
32,616	1,620	(1,045)	575

10. Concentration of Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Asset-Backed Securities Risk (FS Chiron Capital Allocation Fund) — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Loans Risk (FS Chiron Capital Allocation Fund) — The Fund may purchase assignments of portions of bank loans from third parties or by investing in participations in bank loans. With respect to loans purchased by assignment, the Fund generally has a contractual relationship with the borrower and, therefore, direct rights against the borrower in the event of a default. With respect to participations, the Fund typically has a contractual right with the lender, generally a bank selling the participation, and, therefore, assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender but may not have a senior claim to

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

the lender’s loan to the borrower. Certain bank loans, including certain participations in bank loans, may be illiquid and the Fund may not be able to sell such loans quickly for a fair price. While a liquid secondary market for bank loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of bank loans are generally subject to the contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell bank loans, may negatively impact the transaction price, may result in delayed settlement of bank loan transactions, and/or may delay the Fund’s ability to make timely redemptions of Fund shares. In addition, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the Fund’s ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a bank loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities law.

Commodity-Related Investments Risk (FS Chiron Capital Allocation Fund) — Exposure to the commodities markets through Commodity-Related Investments may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, changes in interest or currency exchange rates, population growth and changing demographics and factors affecting a particular industry or commodity, such as drought, floods or other weather conditions, transportation bottlenecks or shortages, competition from substitute products, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military, legal and regulatory developments. Additionally, the value of Commodity-Related Investments may be influenced by, among other things, time to maturity, level of supply and demand for the instrument, interest rates, volatility and lack of liquidity in underlying markets, the performance of the reference commodity or instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference commodity or instrument. Further, a lack of liquidity, participation of speculators and government regulation and intervention, among other factors, may subject commodity markets to temporary distortions or other disruptions, which may, in turn, subject the Fund to losses.

Convertible Securities Risk (FS Chiron Capital Allocation Fund) — Convertible securities are bonds, debentures, notes or preferred stock that may be converted into or exercised for a prescribed amount of common stock at a specified time and

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

Credit Risk (FS Chiron Capital Allocation Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds)involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities (junk bonds) involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities (junk bonds) may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency Risk (Both Funds) — Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject a Fund to additional risks and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Derivatives Risk (Both Funds) — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. The primary risk of derivative instruments is that changes in the market value of securities held by a Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for a Fund to sell a derivative instrument, which could

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of an investment in the Fund to decrease. Forward Contracts Risk, Futures Contracts Risk, Options Risk and Swap Agreements Risk are each discussed below in further detail.

Equity Risk (Both Funds) — The price of equity securities may fall over short or extended periods of time. Equity security prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of equity securities held by a Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of equity securities issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Extension Risk (FS Chiron Capital Allocation Fund) — Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed Income Market Risk (FS Chiron Capital Allocation Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these market conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk (Both Funds) — Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Forward Contracts Risk (Both Funds) — A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forward contracts are

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section. Forward currency contracts are also subject to currency risk, which is described elsewhere in this section.

Futures Contracts Risk (Both Funds) — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

High Yield Securities Risk (FS Chiron Capital Allocation Fund) — High Yield securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Interest Rate Risk (FS Chiron Capital Allocation Fund) — Interest rate risk is the risk that the Fund’s yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. government securities, in which the Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Investment in the Subsidiary Risk (FS Chiron Capital Allocation Fund) — The Fund has established a wholly owned subsidiary, [Chiron Capital Allocation Fund Ltd.] (the “Subsidiary”), a [Cayman Islands exempted company] for the purpose of [executing

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

the Fund’s investment strategy].. At October 31, 2022, the Subsidiary had no operations, but it is expected that it will commence operations in the future. Through its ownership of the Subsidiary, the Fund will be exposed to the risks associated with the Subsidiary’s investments. The Commodity-Related Investments expected to be held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary, however, is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Leverage Risk (Both Funds) — A Fund’s investment in derivatives may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Both Funds) — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

Market Risk (Both Funds) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Mortgage-Backed Securities Risk (FS Chiron Capital Allocation Fund) — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities in which the Fund invests may not be issued or guaranteed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. government. However, with respect to these mortgage-backed securities, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Options Risk (Both Funds) — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Prepayment Risk (FS Chiron Capital Allocation Fund) — The Fund’s investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

REITs Risk (Both Funds) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear the expenses of the REITs. A Fund may be subject to

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Shareholder Concentration Risk (FS Chiron SMid Opportunities Fund) – A large percentage of the Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

Stock Connect Investing Risk (Both Funds) — The Fund may invest in A-Shares of companies based in the People’s Republic of China (“PRC”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares during the time when Stock Connect is not trading. Because of the way in which A-Shares are held in Stock Connect, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Structured Notes Risk (FS Chiron Capital Allocation Fund) — Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Swap Agreements Risk (Both Funds) — Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement. Swaps could result in losses to a Fund if the underlying reference asset does not perform as anticipated. The value of swaps, like other derivatives, may be volatile and may result in losses for a Fund. Swaps are also subject to correlation risk, credit risk, leverage risk, liquidity risk, market risk and valuation risk, each of which are discussed above. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument.

Tax Risk (FS Chiron Capital Allocation Fund) — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which is expected to invests directly in Commodity-Related Investments. In order for the Fund to qualify as a RIC under the Code, the Fund must, amongst other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC.

When made directly by the Fund, certain of the Fund’s Commodity-Related Investments, such as certain commodity-related derivative instruments, may not produce qualifying income to the Fund To the extent the Fund invests in Commodity-Related Investments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments. The extent to which the Fund directly or indirectly invests in Commodity-Related Investments may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain Commodity-Related Investments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

11. Concentration of Shareholders:

At October 31, 2022, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholder Institutional Shares	% Ownership
FS Chiron Capital Allocation Fund
Class I	6	75.02%
Class A	2	67.94%
Class C	3	67.25%
FS Chiron SMid Opportunities Fund
Class I	5	80.93%
Class A	1	98.80%
Class C	2	100.00%

12. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraphs) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation,

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
October 31, 2022

no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2022.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of FS Chiron Capital Allocation Fund and FS Chiron SMid Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FS Chiron Capital Allocation Fund and FS Chiron SMid Opportunities Fund (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 30, 2022

We have served as the auditor of one or more investment companies in FS Chiron Investment Management LLC since 2015.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2022 to October 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

DISCLOSURE OF FUND EXPENSES -- concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period**
FS Chiron Capital Allocation Fund
Actual Fund Return
Class I Shares	$1,000.00	$898.10	1.18%	$5.65
Class A Shares	1,000.00	896.90	1.43	6.84
Class C Shares	1,000.00	892.90	2.18	10.40
Hypothetical 5% Return
Class I Shares	$1,000.00	$1,019.26	1.18%	$6.01
Class A Shares	1,000.00	1,018.00	1.43	7.27
Class C Shares	1,000.00	1,014.22	2.18	11.07
FS Chiron SMID Opportunities Fund
Actual Fund Return
Class I Shares	$1,000.00	$861.20	1.20%	$5.63
Class A Shares	1,000.00	861.20	1.45	6.80
Class C Shares	1,000.00	858.10	2.20	10.30
Hypothetical 5% Return
Class I Shares	$1,000.00	$1,019.16	1.20%	$6.11
Class A Shares	1,000.00	1,017.90	1.45	7.38
Class C Shares	1,000.00	1,014.12	2.20	11.17

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES3,4

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES3

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-924-4766. The following chart lists Trustees and Officers as of October 31, 2022.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued)3

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)	Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Other Directorships

Held in the Past Five Years2

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – June 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

Anti-Money Laundering Officer (from 2015 –June 2022 and since November 2022)

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Other Directorships

Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022 (Unaudited)

APPROVAL OF INVESTMENTS ADVISORY AGREEMENT

FS Chiron Capital Allocation Fund

FS Chiron SMid Opportunities Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 14-16, 2022 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022 (Unaudited)

counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022 (Unaudited)

Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the FS Chiron Capital Allocation Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the FS Chiron Capital Allocation Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the FS Chiron SMid Opportunities Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022 (Unaudited)

reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2022

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended October 31, 2022, the Funds are designating the following items with regard to distributions paid during the year:

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Qualifying Business Income (6)
FS Chiron Capital Allocation Fund	33.12%	66.88%	100.00%	20.17%	75.01%	6.93%	2.61%	100.00%	0.00%
FS Chiron SMid Opportunities Fund	16.04%	83.96%	100.00%	11.26%	32.27%	0.00%	0.02%	100.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending October 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

NOTES

NOTES

NOTES

NOTES

FS Chiron Funds

P.O. Box 588

Portland, ME 04112

1-877-9-CHIRON (924-4766)

Adviser:

Chiron Investment Management LLC

10 East 53rd Street, 20th Floor

New York, NY 10022

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Fund described.

CHI-AR-001-0700

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022					2021
		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$682,615		None	None		$730,515	None	$11,990
(b)	Audit-Related Fees	None		None	None		$4,000	None	None
(c)	Tax Fees	$88,500	(4)	None	$126,709	(2)	None	None	$90,000	(2)
(d)	All Other Fees	None		None	$5,301		None	None	$1,473

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$131,900	None	None	$128,050	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2022			2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$30,050	None	None	$26,800	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) relate to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2022				2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$322,500	None	None		$25,000	None	None
(b)	Audit-Related Fees	None	None	None		None	None	None
(c)	Tax Fees	None	None	None		None	None	None
(d)	All Other Fees	None	None	$218,015	(3)	None	None	$206,957	(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.
(4)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $132,010 and $91,473 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $218,015 and $206,957 for 2022 and 2021, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by,

or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 6, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO
Date: January 6, 2023